UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17129 US Hwy 19 N.

Clearwater, FL 33760

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GRVI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 19, 2022, Upexi, Inc. (the “Company”), and its indirect wholly owned subsidiary Upexi 17129 Florida, LLC entered into a Loan Agreement, Promissory Note, and related agreements with Professional Bank, a Florida state-chartered bank, providing for a mortgage on the Company’s principal office located at 17129 US Hwy 19 N., Clearwater, FL 33760. The Company received $3,000,000 in connection with the transaction, which amount is to be repaid by the Company to the Lender over a term of ten years. The proceeds of the loan were utilized by the Company to pay down its loan facility with Acorn Street Capital, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE, INC.

Date: October 24, 2022	By:	/s/ Allan Marshall
Allan Marshall
Chief Executive Officer and Chairman

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